Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,166,727,647.4
Previously Paid Amount	0
Total Fee Amount	178,626.01
Total Offset Amount	0
Net Fee	$ 178,626.01